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                                                                    EXHIBIT 13.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
   ACCOMPANYING ANNUAL REPORT ON FORM 20-F REPORT OF DOMAN INDUSTRIES LIMITED
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002
                   (CHAPTER 63, TITLE 18 U.S.C. SECTION 1350)



         In connection with the annual report of Doman Industries Limited (the "Company") on Form 20-F for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, P.G. Hosier, Vice President, Finance (Chief Financial Officer) of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 21, 2004
                               /s/ P.G. HOSIER
                               -------------------------------------------------
                               P.G. Hosier
                               Vice President, Finance (Chief Financial Officer) Doman Industries Limited


         A signed original of this written statement required by Section 906 has been provided to Doman Industries Limited and will be retained by Doman Industries Limited and furnished to the Securities and Exchange Commission or its staff upon request.